UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)

March 4, 2020

THE GAP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street
San Francisco,	California	94105
(Address of principal executive offices)		(Zip Code)

(415) 427-0100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.05 par value	GPS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02    Results of Operations and Financial Condition.

On March 12, 2020, The Gap, Inc. (the "Company") issued a press release announcing the Company’s earnings for the fourth quarter and fiscal year ended February 1, 2020. A copy of this press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference. A table of historical comparable sales and a slide presentation, which includes supplemental information relating to the Company's fourth quarter and fiscal year earnings, are furnished as Exhibits 99.2 and 99.3, respectively, to this current report.

The information in this Current Report on Form 8-K including the exhibits furnished herewith shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the "Exchange Act") or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On March 4, 2020, the board of directors of the Company appointed Katrina O'Connell as the Company's Executive Vice President and Chief Financial Officer ("CFO"), effective March 23, 2020.

Prior to her appointment as the Company's CFO, Ms. O'Connell, 50, served as the Chief Financial Officer and Senior Vice President of Strategy & Innovation, Old Navy since January 2017; and Chief Financial Officer and Senior Vice President of Strategy, Banana Republic from March 2015 to January 2017. Ms. O'Connell has previously held various roles at the Company focused on both financial budgeting and forecasting for the Company's portfolio of brands, as well roles in supply chain, IT, treasury and investor relations.

Pursuant to the terms of Ms. O'Connell's at-will offer letter with the Company (the "O'Connell Offer Letter"), she will receive an annual base salary of $750,000 and will be eligible for an annual target bonus equal to 100% of her base salary, prorated to her start date. Ms. O'Connell will also be eligible to receive long-term equity incentive awards with an annual target value of $2,500,000, which will be comprised of 60% performance restricted stock units, 20% stock options and 20% restricted stock units. The vesting period for such awards will be determined at the time of grant. Ms. O'Connell is also eligible to receive severance benefits as set forth in the O'Connell Offer Letter, which include 18 months of post-termination salary payments, reimbursement of healthcare premiums through COBRA, financial counseling, a prorated annual bonus and accelerated vesting of restricted stock units and performance shares or units that remain subject only to time vesting conditions scheduled to vest prior to April 1 following the fiscal year of termination.

There are no family relationships existing between Ms. O'Connell and any director or executive officer of the Company. There have been no transactions, and no transactions are currently proposed, in which the Company was or is to be a participant and in which Ms. O'Connell or any member of her immediate family had or will have any interest, that are required to be disclosed by Item 404(a) of Regulation S-K. In addition, there are no arrangements or understandings between Ms. O'Connell and any other persons pursuant to which Ms. O'Connell was appointed to this position.

In connection with the naming of Ms. O'Connell as CFO, Teri List-Stoll will step down as the Company's CFO, effective as of Ms. O'Connell's start date, and will remain employed by the Company for a transition period through June 2020. Ms. List-Stoll will be eligible for separation benefits based on her termination without cause as described in the Post-Termination Benefits Agreement previously filed with the Securities and Exchange Commission.

Entry into a Material Compensatory Arrangement

On March 9, 2020, the Company entered into an at-will offer letter with Mark Breitbard in connection with his role as the Company's President & Chief Executive Officer, Specialty Brands (the "Breitbard Offer Letter"). Pursuant to its terms, he will receive an annual base salary of $1,100,000 and will be eligible for an annual target bonus equal to 150% of his base salary, prorated to his start date. Mr. Breitbard will also be eligible to receive long-term equity incentive awards with an annual target value of $4,400,000, which will be comprised of 60% performance restricted stock units, 20% stock options and 20% restricted stock units. The vesting period for such awards will be determined at the time of grant. Mr. Breitbard is also eligible to receive severance benefits as set forth in the Brietbard Offer Letter, which include 18 months of post-termination salary payments, reimbursement of healthcare premiums through COBRA, financial counseling, a prorated annual bonus and accelerated vesting of restricted stock units and performance shares or units that remain subject only to time vesting conditions scheduled to vest prior to April 1 following the fiscal year of termination.

The foregoing summaries of the O'Connell Offer Letter and the Breitbard Offer Letter do not purport to be complete and are subject to, and qualified in their entirety by the full text of the each agreement, which will be filed as exhibits to the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 2020.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated March 12, 2020 announcing the Company’s earnings for the fourth quarter and fiscal year ended February 1, 2020 and the appointment of Katrina O'Connell as the Company's CFO

99.2	Historical comparable sales

99.3	Supplemental slides provided in connection with the Company’s fourth quarter 2019 earnings call

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.

Date: March 12, 2020	By:	/s/ Teri List-Stoll
Teri List-Stoll
Executive Vice President and
Chief Financial Officer